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                                                                    EXHIBIT 10.2


                      FIRST AMENDMENT TO SUBLEASE AGREEMENT

      THIS FIRST AMENDMENT TO SUBLEASE AGREEMENT (this "Amendment") is made as of September 29, 2003 (the "Effective Date") by and between COULTER PHARMACEUTICAL, INC., a Delaware corporation ("Sublessor"), and AXYS PHARMACEUTICALS, INC., a Delaware corporation ("Sublessee").

      A. Sublessor and Sublessee have previously entered into that certain Sublease Agreement dated as of September 11, 2003 with respect to a portion of that certain real property commonly known as 630 Gateway Boulevard, South San Francisco, California (the "Sublease Agreement").

      B. The parties hereto acknowledge that certain references to the Lease and the document attached as Exhibit A to the Sublease Agreement as the Lease are incorrect and desire to amend the terms of the Sublease Agreement by this Amendment to correct such errors.

      C. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Sublease Agreement.

      For valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree that the Sublease Agreement is hereby amended as follows:

      1. Section 1 of the Sublease Agreement. The definitions of "Landlord" and "Lease" contained in Section 1 of the Sublease Agreement are hereby deleted in their entirety and the following definitions are hereby respectively substituted in lieu thereof:

                  "LANDLORD means Gateway Boulevard Associates II, LLC, a California limited liability company, and its successors and assigns."

                  "LEASE means that certain Lease Agreement dated May 19, 2000, between HMS Gateway Office, L.P., a Delaware limited partnership, the predecessor-in-interest of Landlord, as landlord, and Sublessor, as tenant; as amended by that certain First Amendment to Lease Agreement dated as of January 15, 2002; and that certain Amended and Restated Agreement Concerning Assignment and Sublease Profits dated as of May 23, 2002; a copy of the Lease is attached hereto as Exhibit A."

      2. Section 5(b) of the Sublease Agreement. Section 5(b) of the Sublease Agreement is hereby deleted in its entirely and the following provision is hereby substituted in lieu thereof:

                  "(b) Relationship Between Sublessee and Sublessor. Except as otherwise provided herein, all of the terms and conditions contained in the Lease are incorporated herein as terms and conditions of this Sublease with each reference therein to "Landlord," "Tenant," the "Lease" and the "Premises," being deemed to refer to Sublessor, Sublessee, this Sublease, and the Premises, respectively), except for the following provisions of the Lease, which are not incorporated into this
                  Sublease: Sections 3, 4(a), 4(d), 7, 8(c), 8(d), 10, 16(b),
                  38, 49, 50, 51 and 52, and Exhibits A, B, C,

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                  D, G, H and I. Notwithstanding anything to the contrary
                  contained herein, with respect to any specific obligation in the Lease required to be performed by Landlord, to the extent Landlord has performed such obligation Sublessor shall not be required to do so."

      2. Exhibit A of the Sublease Agreement. Exhibit A of the Sublease Agreement is hereby deleted in its entirely and Exhibit A of this Amendment is hereby substituted in lieu thereof.

      3. Full Force. As amended by this Amendment, the Sublease Agreement remains in full force and effect and is ratified, confirmed, and approved.

      4. Captions. All captions and headings in this Amendment are for the purposes of reference and convenience and shall not limit or expand the provisions of this Amendment.

      5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, and all of which shall constitute a single agreement.



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            IN WITNESS WHEREOF, Sublessor and Sublessee have executed this
Amendment on the dates set out below.

SUBLESSOR:                               SUBLESSEE:

COULTER PHARMACEUTICAL, INC.,            AXYS PHARMACEUTICALS, INC.,
a Delaware corporation                   a Delaware corporation

        /s/ Steven Gillis, Ph.D.                 /s/ John S. Ostaszewski
By: _________________________________    By:  ________________________________

        President                                Treasurer
Title: ______________________________    Title: ______________________________

        September 29, 2003                       September 26, 2003
Date: _______________________________    Date: _______________________________

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                                    EXHIBIT A

                                      LEASE

[Lease Agreement dated as of May 19, 2000, between HMS Gateway Office, L.P. and Coulter Pharmaceutical, Inc. was filed with the Commission on June 24, 2002, as
Exhibit 10.72 to the Amended Annual Report on Form 10-K/A for Corixa Corporation (File No. 000-22891)]

[First Amendment to Lease Agreement dated as of January 15, 2002; between HMS Gateway Office, L.P. and Coulter Pharmaceutical, Inc. was filed with the Commission on February 25, 2003, as Exhibit 10.76 to the Annual Report on Form 10-K for Corixa Corporation (File No. 000-22891)]